Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Steven J. Hislop, certify that:
1. I have reviewed this Annual report on Form 10-K/A of Chuy’s Holdings, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 28, 2014

/s/ Steven J. Hislop
Steven J. Hislop
President and Chief Executive Officer
(Principal Executive Officer)